Net Loss Per Share - Schedule of Earnings Per Share Basic and Diluted (Detail) - USD ($) $ / shares in Units, $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
Numerator:
Net loss	$ (71,372)	$ (77,496)	$ (138,982)	$ (10,455)
Denominator:
Weighted-average shares outstanding - basic and diluted	83,643,940	71,431,259	2,780,993	2,403,755
Net loss per share - basic and diluted	$ (0.85)	$ (1.08)	$ (49.98)	$ (4.35)